
Destination at Arista
Broomfield, CO

Investor Presentation

May 2025

INDEPENDENCE REALTY TRUST

Table of Contents


Destination at Arista
Broomfield, CO


Destination at Arista
Broomfield, CO

INDEPENDENCE REALTY TRUST

ABOUT IRT

PORTFOLIO SUMMARY (1)

OWN AND OPERATE

113
Communities

33,175
Units

Sunbelt Exposure

73% of NOI

95.4%
1Q '25 average occupancy
+100 basis points vs 1Q '24



CO
IN
OH
KY
OK
TN
NC
SC
TX
AL
GA
FL
IRT's Operating Communities
Community in Lease up

Q1 2025 RESULTS and UPDATES

- Core FFO per share of $0.27
- Same-Store Portfolio Results:
  - 2.3% revenue Y/Y growth
  - 1.6% operating expense Y/Y growth
  - 2.7% NOI Y/Y growth
- 275 Value Add renovation completions at average ROI of 16.2%
- Increased scale in Indianapolis with $59.5 million acquisition (280 units)
- Under contract to acquire communities in Orlando and Colorado Springs in Q2 2025 for $155 million
- Leverage on-track to achieve mid-5x net debt/EBITDA in Q4 2025; 100% of debt is fixed and/or hedged

2025 GUIDANCE AFFIRMED

- Core FFO per share of $1.175 at the midpoint of our guided range
- Same-Store NOI growth of 2.05% at the midpoint of our guided range
- 2,750 Value Add renovations at the midpoint
- Targeting mid-5x net debt/EBITDA at year end

(1) Portfolio summary data is as of March 31, 2025.

INVESTMENT HIGHLIGHTS

Generating attractive risk-adjusted returns by investing in well-located multifamily apartment communities in desirable, high-growth markets

Simple Business Model
Grow CFFO by driving rents and investing accretively in Value Add renovations and opportunistic acquisitions

Sector-Leading Total Returns
5-Year TSR: 126%
10-Year TSR: 266%

Well-Located Portfolio
74% Sunbelt
20% Midwest
6% Mountain West

S&P 400 Midcap Company

Strong, Flexible Balance Sheet
'BBB' rated with stable outlook; ~$750 million of liquidity to fund growth

Strong Corporate Governance

Attractive Valuation
15.5x 2026E FFO Multiple vs. 16.7x sector average, despite IRT's higher estimated growth in 2026[1]

(1) Based on closing stock prices and consensus FFO per share estimates as of April 30, 2025.

RECENT UPDATES
Operating Metrics Update

Highlights of our current Q1 2025 full quarter results included in the charts below:


Occupancy
Same-Store Excluding Value Add
94.7% 95.8% 95.9% 95.7% 95.6%
Q1 24 Q2 24 Q3 24 Q4 24 Q1 25
Same-Store Value Add
93.8% 94.3% 94.5% 94.9% 95.0%
Q1 24 Q2 24 Q3 24 Q4 24 Q1 25
Same-Store Total (1)
94.4% 95.4% 95.5% 95.5% 95.4%
Q1 24 Q2 24 Q3 24 Q4 24 Q1 25
Same-Store Total Lease over Lease Rent Growth (2)
New Leases
6% 4% 2% 0% -2% -4% -6%
-3.4% -1.9% -3.6% -4.7% -4.6%
Q1 24 Q2 24 Q3 24 Q4 24 Q1 25
Renewals
6% 4% 2% 0% -2% -4% -6%
4.3% 3.3% 3.8% 5.4% 4.8%
Q1 24 Q2 24 Q3 24 Q4 24 Q1 25
Blended
6% 4% 2% 0% -2% -4% -6%
0.3% 1.0% 0.7% 0.0% 0.1%
Q1 24 Q2 24 Q3 24 Q4 24 Q1 25

DRIVERS OF GROWTH

Overview

Improving apartment fundamentals are expected to drive strong rent and CFFO growth, continued success in Value Add renovations, and the opportunity to increase scale using our liquidity and flexible balance sheet

Internal Growth

Track record of sector-leading same-store NOI growth augmented by Value Add renovations and supported by stronger expected supply-demand market dynamics than the national average

Disciplined Capital Allocation

Creating value with Accretive Acquisitions and by Recycling Capital

Flexible, Stable Balance Sheet

BBB rated, conservative leverage of 5.9x, low debt maturities & ample liquidity to fund growth

Strong Corporate Governance

Aligns Management & Board with Shareholder Interests



Avalon Oaks
Columbus, OH



Millenia 700
Orlando, FL

DRIVERS OF GROWTH

Internal Growth – IRT's Track Record of Performance

Our concentrations of properties in high-demand markets, operational rigor, and Value Add renovations have fueled our sector-leading same-store NOI growth

Same-Store NOI Growth (1)



Significant outperformance vs. both Coastal & Non-Gateway peers
IRT 45%
Non-Gateway 30%
Peer Group 20%
Coastal 14%
150
145
140
135
130
125
120
115
110
105
100
95
90
85
2019
2020
2021
2022
2023
2024
2025 Mid-Point
IRT
Non-Gateway
Coastal
Peer Group

Midpoint of Guidance for 2025 Same-Store NOI Growth (1)



2.1%
0.3%
2.3%
1.4%
180 bps higher than Non-Gateway peers
IRT
Non-Gateway
Coastal
Peer Group

(1) The coastal peer group includes AVB, EQR, ESS, and UDR; non-gateway peer group includes CPT, CSR, MAA, and NXRT. Same-Store NOI growth is based on the definitions used by the peer group companies and may not be comparable.

DRIVERS OF GROWTH

Internal Growth - Value Add Program

Value Add Program Boosts Same-Store NOI by 20%, on Average

- Value Add renovations have generated a 16.6% return on investment across 9,717 units completed to-date.
- $27 million[1] of incremental NOI from completed renovations has powered a ~20% lift in annual NOI growth.
- Our future pipeline of ~13,000 Value Add units represents $39-$41 million of incremental NOI, or roughly $500 million of future shareholder value

Value Add Pipeline (2)

($ in millions)	In-Place Program	2025 Starts	Future Pipeline	Total
Units to Renovate	13,281	4,101	5,280	22,662
Units Renovated-to-Date	(9,717)	-	-	(9,717)
Remaining Units to Renovate	3,564	4,101	5,280	12,945
Remaining Renovation Costs (3)	$64 - $68	$74 - $78	$95 - $100	$233 - $246
Incremental NOI (4)	$11	$12 - $13	$16 - $17	$39 - $41
Incremental Value Creation (5)	$129 - $137	$149 - $157	$192 - $202	$470 - $496

NOI Boost: Value Add program boosts baseline NOI driving outsized growth



5.7%
0.8%
4.9%
3.2%
0.6%
2.6%
2.7%
0.6%
2.1%
2023
2024
Q1 25
Total same store NOI growth:
Value Add NOI boost ~20%
Baseline NOI growth as a percentage of same-store NOI growth

(1) Calculated as total units completed to date of 9,717 multiplied by $232 rent premium annualized.
(2) Value add pipeline data is as of March 31, 2025. These projections constitute forward-looking information. See "Forward-Looking Statement" at the end of this presentation.
(3) Illustrative estimated cost / unit ranging from $18,000 to $19,000.
(4) Illustrative 16.6% annual ROI based on IRT's historical returns.
(5) Calculated as incremental NOI, divided by 5.5% cap rate net of renovation costs.

DRIVERS OF GROWTH

Value Add Case Study: Avalon Oaks, Columbus OH

Before	After









	At Acquisition (2/27/18)	3/31/25	Change
Revenue (TTM)	$2.6mm	$4.2mm	+59%
NOI (TTM)	$1.4mm	$2.8mm	+102%
NOI Margin	52.6%	66.7%	+1,409 bps
Ave. Eff. Monthly Rent	$868	$1,435	+65%

As of March 2025, we have invested $6.9mm in the property including approximately $3.4mm through our Value-Add program and renovations are 93% complete

Our Renovation Program achieves outsized value creation:

- **Acquired in Feb 2018 for $23.0mm**, this 235-unit, 97% occupied community expanded our Columbus footprint in a high-demand submarket with limited new Class A supply and rents ~7% below comps.
- **Added to our Value-Add Program in February 2020,** renovation upgrades included: kitchen and amenity enhancements, in-unit W/Ds, and offer upside through rent growth and operating efficiencies.
- **Post-renovation valuation of $48.5M reflects a $18.6M in incremental value creation (111% increase)**, representing an 81% gain on a cap rate equivalent basis.
- **Upgrades drove a 65% average rent increase and delivered a 29% unlevered ROI**, highlighting strong value creation and improved resident profile.


$23.0
$6.9
$18.6
$48.5
Purchase Price
Invested Capital
Value Created
Total Value

Note: Dollars in millions except average monthly rental rate.
(1) Assumes exit economic cap rate of 5.5%

DRIVERS OF GROWTH

Internal Growth – Market Fundamentals

Improving market fundamentals to support higher rent growth, stable occupancy

- New completions peaked in 2024 and are forecasted to be dramatically lower in 2025-2026
- Population growth in IRT markets outpaced supply growth by 3.9x during the past three years, which compares favorably to the national average ratio of 2.9x
- Going forward, population growth in IRT markets is forecasted to outstrip supply growth by 7.3x

New Supply Expected to Decline Substantially

- Completions are expected to drop significantly in 2025 and 2026
- National Class B vacancy rates proved more resilient to the supply shock, and are forecasted to remain below Cass A vacancy rates



700,000
650,000
600,000
550,000
500,000
450,000
400,000
350,000
300,000
250,000
200,000
150,000
100,000
50,000
0
Completions (Units)
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
Vacancy Rate (%)
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
Completions
Projected Completions
Class A Vacancy
Class BC Vacancy

Demand from Growing Population to Strengthen Further[(1)(2)]

- During 2022-2024, IRT's Sunbelt and Midwest markets saw population growth outpace completions: for every apartment unit completed, 3.9 people migrated into IRT markets
- For the next three years, this ratio is forecasted to improve to 7.9 people migrating into IRT markets for every new apartment completed



8.0 x
7.0 x
6.0 x
5.0 x
4.0 x
3.0 x
2.0 x
1.0 x
0.0 x
Population-to-New Supply Growth
3.9 x
2.9 x
7.3 x
5.8 x
3 Yr Historical Avg
(2022 – 2024)
3 Yr Projected Avg
(2025 – 2027)
IRT
National Average

Data Source: CoStar Q4 2024 data release
(1) IRT Weighted Averages based on NOI Exposure by market.
(2) Represents the number of people migrating to markets for every one unit delivered.

INDEPENDENCE REALTY TRUST

DRIVERS OF GROWTH

Internal Growth – Market Fundamentals

- As population growth increases and supply growth slows in IRT's markets, we expect the supply-demand ratio to strengthen throughout our portfolio
- Among IRT's top 10 markets, Oklahoma City, Atlanta, Tampa, Indianapolis, and Dallas-Ft. Worth are expected to see the strongest increases

Projected Population-to-Supply Growth (2025 – 2027) in IRT's Top 10 Markets (1)(2)(3)



3.7 x
4.1 x
4.1 x
4.4 x
4.7 x
6.7 x
6.7 x
6.8 x
6.8 x
7.3 x
8.3 x
13.9 x
Memphis
Nashville
Raleigh-Durham
Denver
Columbus
Dallas-Ft. Worth
Indianapolis
IRT: Top 10 Markets
Tampa
IRT: Total Portfolio
Atlanta
Oklahoma City

(1) Based on CoStar Data Q4 2024
(2) IRT Weighted Average based on NOI Exposure by market
(3) Represents the number of people migrating to markets for every one unit delivered

DRIVERS OF GROWTH

Internal Growth – Market Fundamentals

Rent vs. Buy Differential Will Support Rental Demand

- Median home price is approximately $438,000[1] across IRT's top 10 markets[2] weighted by NOI at the zip code level
- With interest rates expected to remain higher for longer, mortgage rates will remain high and support rental demand
- Monthly Cost Premium to buy and own a home today ranges from 36% - 196% higher than IRT's top 10 markets' rents

Home Ownership Monthly Cost[3] vs IRT In-Place Rents


On Average, Ownership Costs are
36% - 196% higher than IRT's Rent
$5,000
$4,500
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$-
Monthly Cost
90% more to own a home
Atlanta - GA
Columbus - OH
Dallas-Fort Worth - TX
Denver - CO
Indianapolis - IN
Memphis - TN
Nashville - TN
Oklahoma City - OK
Raleigh - Durham - NC
Tampa - FL
IRT Top 10 Markets WAV
IRT In-Place Monthly Rent
Homeownership Cost

(1) Median home prices from Redfin for the month of March 2025 for actual sale prices for All Home types (Single family, Townhomes, and Condos).
(2) Top 10 IRT Markets weighted based on NOI exposure for IRT Budget-Actuals.
(3) Monthly Home Ownership Costs assume a 20% down payment and monthly estimates for insurance and real estate taxes.

DRIVERS OF GROWTH

Disciplined Capital Allocation

Accretive acquisitions to increase scale and operating efficiency

- Since raising $268 million of equity in 2024, we have acquired three communities totaling $217 million
- We intend to use the remaining ~$156 million of proceeds to fund the ~$240 million of acquisitions in our 2025 guidance[1]

Recent Property Acquisitions

Highland Ridge
Charlotte, NC



Acquisition date	11/1/2024
Purchase price	$73.5mm
Units	300
Year of Construction	2023
Economic Cap Rate[2]	5.7%

Serenza at Ocoee Village
Orlando, FL



Acquisition date	12/5/2024
Purchase price	$84.3mm
Units	320
Year of Construction	2023
Economic Cap Rate[2]	5.8%

Autumn Breeze
Indianapolis, IN



Acquisition date	2/27/2025
Purchase price	$59.5mm
Units	280
Year of Construction	2008
Economic Cap Rate[2]	5.7%

(1) Assumes 35% leverage on the acquisitions.
(2) Economic Cap Rate represents the NOI for the first full year of ownership, inclusive of a market management fee, replacement reserves and anticipated capital expenditures, if any.

DRIVERS OF GROWTH

Disciplined Capital Allocation – Capital Recycling

Sold *Tapestry Park*, July 2024

- 354-unit property in Birmingham, Alabama
- Gross sale price was $70.8 million
- Economic cap rate of 5.7% (1)



Acquired *Gateway at Pinellas*, August 2024

- 288-unit community in Tampa, Florida
- Gross sale price was $82.0 million
- Economic cap rate of 5.9% (1)



Key Elements of Capital Recycling Rationale

- **Recalibrate Market Exposure** - Reduced exposure to Birmingham market while increasing scale in the Tampa market
- **Reduce Debt** - Reduced secured debt and near-term maturities while increasing unencumbered asset pool
- **Enhance Portfolio Quality** - Improved portfolio quality with a breakeven year-1 impact to CFFO per share and net debt to adjusted EBITDA

(1) Both economic cap rates are based on estimated forward 12-month NOI, less estimated capex, at the time of the transaction.

DRIVERS OF GROWTH

Flexible Balance Sheet

Simple capital structure & ~$750 million of liquidity including $162 million of available forward equity to fund growth[1]



Common Equity
Secured Debt
Unsecured Debt
69%
18%
13%
$7.3B
Total Market Cap

Investment Grade Rated

Agency	Rating	Outlook
Fitch Ratings	BBB	Stable
S&P Global Ratings	BBB	Stable

Conservatively Leveraged



6.7x
5.9x
mid-5x
Q4 2023
Q4 2024
Q4 2025e

Well Laddered Debt Maturities[2]



$ in millions
$30
$336
$21
$980
$617
$257
2025
2026
2027
2028
2029
Thereafter

(1) IRT stock price as of 3/31/25
(2) Reflects our March 31, 2025, debt maturity schedule.

DRIVERS OF GROWTH

Strong Corporate Governance Aligned with Shareholder Interests

Corporate Governance Highlights

- Majority independent directors
- Opted-out of MUTA[1] in 2024 – no classification of Board without shareholder approval
- Annual election of directors
- Ongoing Board refreshment process
- No stockholder rights plan
- Stockholder ability to amend bylaws

Management's Alignment

- GreenStreet Corporate Governance rating of 73 (vs. 64 average)
- Executive Compensation driven by Objective Pay for Performance Philosophy
  - Cash incentive compensation tied to quantifiable performance metrics
  - Performance equity awards tied to 3-year total shareholder return relative to constituent members of the FTSE NAREIT Apartment Index

(1) MUTA refers to the Maryland Unsolicited Takeovers Act.

WHY IRT | WHY NOW

Track Record of Performance

IRT's differentiated strategic approach to the multi-family sector has produced strong returns and core FFO growth

1-Year Total Returns (1)



IRT
27%
Multifamily Index
11%
RMS
13%

5-Year Total Returns (1)



IRT
126%
RMS
51%
Multifamily Index
42%

10-Year Total Returns (1)



IRT
266%
Multifamily Index
98%
RMS
70%

CFFO per Share Growth (2)



155
150
145
140
135
130
125
120
115
110
105
100
95
90
85
80
2019
2020
2021
2022
2023
2024
2025 Mid-Point
IRT
55%
Non-Gateway
38%
Peer Group
26%
Coastal
18%
IRT
Non-Gateway
Coastal
Peer Group

(1) Source: Bloomberg data as of the time periods ended 4/28/2025.
(2) Source: Company reports; coastal peer group includes AVB, EQR, ESS, and UDR; non-gateway peer group includes CPT, CSR, MAA, and NXRT. CFFO per share metrics are based on the definitions used by the peer group companies and may not be comparable.

INDEPENDENCE REALTY TRUST

WHY IRT | WHY NOW

IRT's Formula for Outsized Returns

We have a proven track record of outperformance and, going forward, have the fundamentals and opportunities in place to generate outsized returns for investors

Track Record of Performance + **Best in Class FFO Growth** + **Opportunities to Expand FFO Multiple** = **Outsized Shareholder Returns**

Track Record of Performance

- Best core FFO per share growth over 5 years
- Best total shareholder return over past 5 years
- Patient and Disciplined management team

Best in Class FFO Growth

- Market exposure with excellent demand fundamentals
- Value Add program that supports outsized NOI growth
- Diligent management working to drive other income opportunities while managing expense growth

Opportunities to Expand FFO Multiple

- Capitalize on rising market rents to grow property revenues and NOI
- Invest capital into high growth acquisitions and Value Add renovations
- Increase size & scale in markets
- Organically de-lever to mid-5x


Destination at Arista
Broomfield, CO

Appendices

RECENT UPDATES

2025 Guidance

IRT's 2025 guidance reflects strong improvement in fundamentals, setting up for higher growth in NOI and Core FFO per share in 2026

FY 2025 Guidance Highlights (1)

CFFO per share	$1.16 - $1.19	**Build-Up to 2.6% Midpoint of Same-Store Revenue Guidance:**	
Same-Store Portfolio:		Avg. occupancy contribution	0.3%
Property revenue growth	2.1% - 3.1%	Lower bad debt	0.5%
Total operating expense growth	2.8% - 4.1%	Other income	0.3%
NOI growth	0.8% - 3.3%	Earn-in & lower concessions	0.6%
Value Add renovations	2,500 – 3,000 units	Value Add revenue premium	0.3%
Acquisitions, net of asset sales ($ millions)	$170 - $208	Blended rate on leasing (2)	0.6%

FY 2025 CFFO Per Share Bridge



$1.16
$0.03
$0.005
$(0.005)
$(0.01)
$1.175
2024
NOI Growth
Acquisitions
Overhead Costs
Asset Sales / Deleveraging
2025

(1) Our guidance constitutes forward-looking information. See "Forward-Looking Statement" at the end of this presentation. For a complete listing of guidance assumptions, please refer to our Fourth Quarter and Full Year 2024 Financial Results press release dated February 12, 2025.
(2) Average blended rent growth is forecasted to be 1.6% for FY 2025, with most of the growth projected to occur in the second half of 2025 such that the benefit to revenue received in 2025 is 0.6%.

INDEPENDENCE REALTY TRUST

Our Markets

IRT's portfolio of 113 multifamily communities is focused on high-growth markets in the Sunbelt, Midwest and Mountain West regions

Geographic Distribution



CO
IN
OH
KY
OK
TN
NC
SC
TX
AL
GA
FL
Operating Communities

Sunbelt Exposure

Communities | 80

Units | 24,475

% of NOI | 73%

TOP 10 MARKETS

Market	Units	% Unit	% NOI
Atlanta	5,180	15%	14%
Dallas	4,007	12%	14%
Columbus	2,510	7%	7%
Tampa	1,791	5%	7%
Denver (1)	1,722	5%	6%
Indianapolis	2,259	7%	6%
Oklahoma City	2,147	6%	6%
Nashville	1,508	5%	5%
Raleigh-Durham	1,690	5%	5%
Memphis	1,383	4%	4%
Total	**24,146**	**71%**	**74%**

- Strong presence in high growth metros including Atlanta, Charlotte, Tampa, Dallas, Denver and Nashville; exited markets with slower growth and higher costs
- Sunbelt and Midwest regions have exhibited strong fundamentals with favorable population migration trends due to a lower cost of living, better tax policy and growing economic opportunity

Over the next three years, job growth in IRT's Sunbelt markets is expected to outperform the gateway cities by 1.3x annually

Note: Portfolio summary data as of March 31, 2025. Sunbelt markets defined as AL, FL, GA, NC, OK, SC, TN and TX.
(1) Our Denver market includes communities in Denver, Fort Collins, Colorado Springs, and Loveland, CO. Excludes 'Flatiron Flats' community that is currently in lease up.

INDEPENDENCE REALTY TRUST

Our Markets | Atlanta

Community Map


Atlanta



Pointe at Canyon Ridge

Sandy Springs, GA



Waterstone at Big Creek

Alpharetta, GA

Job Growth


1.39%
1.23%
0.86%
2024
2025
2026

Population Growth


1.32%
1.19%
1.07%
2024
2025
2026

2025 Job Growth	
US Average	*1.08%*
Gateway Markets	*1.00%*

2025 Population Growth	
US Average	*0.54%*
Gateway Markets	*0.73%*

Supply Growth


5.68%
0.86%
1.66%
2024
2025
2026

Major Employers

Coca-Cola, UPS, The Home Depot, AT&T, BMW, DELTA, Porsche, Mercedes-Benz

Source: CoStar Q4 2024

Atlanta represents 14.3% of IRT's NOI

Our Markets | Dallas

Community Map



Plano
Garland
Irving
Dallas
Fort Worth
Arlington



Avenues at Craig Ranch
Dallas, TX



Vue at Knoll Trail
Dallas, TX

Job Growth



1.46%
1.54%
1.19%
2024
2025
2026

Population Growth



1.30%
1.27%
1.34%
2024
2025
2026

2025 Job Growth	
US Average	*1.08%*
Gateway Markets	*1.00%*

2025 Population Growth	
US Average	*0.54%*
Gateway Markets	*0.73%*

Supply Growth



4.37%
2.22%
0.92%
2024
2025
2026

Major Employers

AT&T
BaylorScott&White HEALTH
American Airlines
Texas Instruments

Source: CoStar Q4 2024

Dallas represents 13.8% of IRT's NOI

INDEPENDENCE REALTY TRUST

Our Markets | Columbus

Community Map



Columbus
Rickenbacker International Airport



Bennington Pond Apartments

Groveport, OH



Schirm Farms

Canal Winchester, OH

Job Growth



0.61%
1.03%
0.62%
2024
2025
2026

Population Growth



1.22%
1.09%
0.96%
2024
2025
2026

2025 Job Growth

US Average	*1.08%*
Gateway Markets	*1.00%*

2025 Population Growth

US Average	*0.54%*
Gateway Markets	*0.73%*

Supply Growth



0.62%
1.48%
1.47%
2024
2025
2026

Major Employers

Intel, Nationwide, CardinalHealth, OhioHealth, JPMorganChase, The Ohio State University

Source: CoStar Q4 2024

Columbus represents 7.2% of IRT's NOI

INDEPENDENCE REALTY TRUST

Our Markets | Tampa

Community Map


Tampa



Gateway at Pinellas
Tampa, FL



Vantage on Hillsborough
Tampa, FL

Job Growth


1.41%
1.30%
0.79%
2024
2025
2026

Population Growth


0.99%
0.89%
0.91%
2024
2025
2026

2025 Job Growth	
US Average	*1.08%*
Gateway Markets	*1.00%*

2025 Population Growth	
US Average	*0.54%*
Gateway Markets	*0.73%*

Supply Growth


3.18%
1.09%
1.32%
2024
2025
2026

Major Employers

TRANSAMERICA HSN JABIL RAYMOND JAMES FRANKLIN TEMPLETON

Source: CoStar Q4 2024

Tampa represents 6.7% of IRT's NOI

INDEPENDENCE REALTY TRUST

Our Markets | Denver

Community Map



Fort Collins
Rocky Mountain National Park
Longmont
Denver
Lakewood
Aurora
Parker
Littleton
Fort Morgan
Brush
Breckenridge
Leadville
Limon
Hugo
Pike-San Isabel National Forest



Destination at Arista

Broomfield, CO



Bristol Village

Aurora, CO

Job Growth



0.68%
1.39%
0.99%
2024
2025
2026

Population Growth



1.00%
0.90%
0.87%
2024
2025
2026

2025 Job Growth

US Average	*1.08%*
Gateway Markets	*1.00%*

2025 Population Growth

US Average	*0.54%*
Gateway Markets	*0.73%*

Supply Growth



7.63%
2.48%
0.45%
2024
2025
2026

Major Employers

Centura Health

Health ONE

Lockheed Martin

CenturyLink

Source: CoStar Q4 2024

Denver represents 6.3% of IRT's NOI

Our Markets | Indianapolis

Community Map



Indianapolis
Whitestown
Carmel
Fishers
Pendleton
Zionsville
Fayette
Lizton
Pittsboro
Brownsburg
Meridian Hills
Crows Nest
McCordsville
Lawrence
Mt Comfort
Clermont
Speedway
Cumberland
Greenfield
Danville
Avon
Six Points
Beech Grove
New Palestine
Plainfield
Clayton
Fountaintown
Morristown
Southport
Mooresville
Smith Valley
Greenwood
Rockiane
Monrovia
Fairland
Boggstown
Whiteland
Brooklyn
Bargersville
Shelbyville
Franklin



Bayview Club Apartments

Indianapolis, IN



Reveal on Cumberland

Indianapolis, IN

Job Growth



2.30%
1.10%
0.73%
2024
2025
2026

Population Growth



0.86%
0.70%
0.60%
2024
2025
2026

2025 Job Growth	
US Average	*1.08%*
Gateway Markets	*1.00%*

2025 Population Growth	
US Average	*0.54%*
Gateway Markets	*0.73%*

Supply Growth



2.63%
0.14%
0.06%
2024
2025
2026

Major Employers

Anthem. Allison Transmission Roche Lilly Celadon St.Vincent

Source: CoStar Q4 2024

Indianapolis represents 5.9% of IRT's NOI

INDEPENDENCE REALTY TRUST

Our Markets | Oklahoma City

Community Map



Piedmont
The Village
Nichols Hills
Oklahoma City Zoo
Bethany
Yukon
Forest Park
Spencer
Nicoma Park
Midwest City
Del City
Will Rogers World Airport
Valley Brook
Mustang
Jones



Windrush
Oklahoma City, OK



Augusta
Oklahoma City, OK

Job Growth



1.93%
0.99%
0.59%
2024
2025
2026

2025 Job Growth

US Average	*1.08%*
Gateway Markets	*1.00%*

Population Growth



0.79%
0.87%
0.85%
2024
2025
2026

2025 Population Growth

US Average	*0.54%*
Gateway Markets	*0.73%*

Supply Growth



3.42%
2.05%
0.82%
2024
2025
2026

Major Employers

The UNIVERSITY of OKLAHOMA
HOBBY LOBBY Super Savings, Super Selection!
INTEGRIS HEALTH
paycom

Source: CoStar Q4 2024

Oklahoma City represents 5.5% of IRT's NOI

INDEPENDENCE REALTY TRUST

Our Markets | Nashville

Community Map



Nashville
Mt. Juliet
Berry Hill
Belle Meade
Rural Hill
Gladeville
Kingston Springs
Pegram
Brentwood
Pasquo
La Vergne
Smyrna
Fairview
Nolensville
Walterhill
Kingfield
Franklin
Leipers Fork
Arrington
Murfreesboro
West Harpeth
Rudderville
Thompson's Station
Salem
College Grove
Jameson
Spring Hill
Bethesda
Rockvale
Eagleville



Landings of Brentwood

Brentwood, TN



Stoneridge Farms

Smyrna, TN

Job Growth



1.13%
1.27%
0.90%
2024
2025
2026

Population Growth



1.28%
1.17%
1.04%
2024
2025
2026

2025 Job Growth

US Average	1.08%
Gateway Markets	1.00%

2025 Population Growth

US Average	0.54%
Gateway Markets	0.73%

Supply Growth



3.51%
2.37%
1.13%
2024
2025
2026

Major Employers

Vanderbilt University Medical Center

Saint Thomas Health — With you. For life.

Vanderbilt University

Nissan Group of North America

Source: CoStar Q4 2024

Nashville represents 5.0% of IRT's NOI

Independence Realty Trust

Our Markets | Raleigh-Durham

Community Map


Gorman
Youngsville
Durham
Oak Grove
Forest
Bethesda
Falls
Rolesville
Neuse
Clegg
Millbrook
Morrisville
Cary
Raleigh
Knightdale
Wilsonville
Apex
Garner



Creekstone at RTP
Durham, NC



Waterstone at Brier Creek
Raleigh, NC

Job Growth


5.20%
2.74%
2.11%
2024
2025
2026

Population Growth


2.98%
2.70%
2.55%
2024
2025
2026

2025 Job Growth	
US Average	1.08%
Gateway Markets	1.00%

2025 Population Growth	
US Average	0.54%
Gateway Markets	0.73%

Supply Growth


8.74%
1.80%
0.28%
2024
2025
2026

Major Employers

Source: CoStar Q4 2024

Raleigh-Durham represents 5.1% of IRT's NOI

Our Markets | Memphis

Community Map


Northaven
Marion
Bartlett
Memphis
Fisher
Germantown
Nonconnah
Oakville
Mississippi River
Collier
Southaven
51
40
79
64
55
240
61
385
301



Walnut Hill
Memphis, TN



Stonebridge Crossing
Memphis, TN

Job Growth


0.19%
0.87%
0.42%
2024
2025
2026

Population Growth


0.25%
0.25%
0.22%
2024
2025
2026

2025 Job Growth	
US Average	*1.08%*
Gateway Markets	*1.00%*

2025 Population Growth	
US Average	*0.54%*
Gateway Markets	*0.73%*

Supply Growth


1.58%
2.86%
0.22%
2024
2025
2026

Major Employers

FedEx
Methodist Le Bonheur Healthcare
St. Jude Children's Research Hospital
Kroger
Baptist

Source: CoStar Q4 2024

Memphis represents 3.9% of IRT's NOI

Independence Realty Trust

Our Markets | Houston

Community Map



Houston
Katy
Sugar Land
Pearland
Pasadena
Baytown



Carrington Park at Huffmeister
Houston, TX



Carrington Place
Houston, TX

Job Growth



1.52%
1.19%
0.86%
2024
2025
2026

Population Growth



1.54%
1.46%
1.42%
2024
2025
2026

2025 Job Growth	
US Average	*1.08%*
Gateway Markets	*1.00%*

2025 Population Growth	
US Average	*0.54%*
Gateway Markets	*0.73%*

Supply Growth



7.62%
1.19%
1.61%
2024
2025
2026

Major Employers

H-E-B
The University of Texas MD Anderson Cancer Center
Houston Methodist Leading Medicine
Walmart

Source: CoStar Q4 2024

Houston represents 3.4% of IRT's NOI

Independence Realty Trust

Our Markets | Louisville

Community Map


St Marys
St Francis
Blackiston Mill
Floyds Knobs
Watson
Prospect
Utica
Springhurst
Clarksville
New Albany
Jeffersonville
Northfield
INDIANA
KENTUCKY
Louisville
Middletown
Hurstbourne
Buchanan
Parkway Village
Shively
West Buechel
Jeffersontown
Lynnview
Parkwood



Prospect Park Apartment Homes

Louisville, KY



Oxmoor Apartments

Louisville, KY

Job Growth


0.95%
0.97%
0.52%
2024
2025
2026

2025 Job Growth

US Average	*1.08%*
Gateway Markets	*1.00%*

Population Growth


0.63%
0.48%
0.48%
2024
2025
2026

2025 Population Growth

US Average	*0.54%*
Gateway Markets	*0.73%*

Supply Growth


1.07%
0.00%
0.00%
2024
2025
2026

Major Employers

TOYOTA, Yum!, Humana, Ford, Kindred Healthcare, GE Appliances, UPS

Source: CoStar Q4 2024

Louisville represents 2.9% of IRT's NOI

Our Markets | Charlotte

Community Map



Huntersville
Lucia
Mountain Island
Harwood Lane
Mt Holly
Coulwood West
Pawtucket
Belmont
Charlotte
Harrisburg
University City
Newell
Sugar Creek
Noda
Windsor Park
Bradfield Farms
Dixie Berryhill
Wildwoods
Mint Hill



Fountains Southend

Charlotte, NC



Vesta City Park

Charlotte, NC

Job Growth



1.82%
1.49%
1.07%
2024
2025
2026

Population Growth



1.55%
1.42%
1.37%
2024
2025
2026

2025 Job Growth	
US Average	*1.08%*
Gateway Markets	*1.00%*

2025 Population Growth	
US Average	*0.54%*
Gateway Markets	*0.73%*

Supply Growth



15.89%
6.95%
7.54%
2024
2025
2026

Major Employers

American Airlines, Bank of America, Truist, Lowe's, Wells Fargo

Source: CoStar Q4 2024

Charlotte represents 3.5% of IRT's NOI

Our Markets | Huntsville

Community Map



Mt Carmel
Chase
Huntsville
Space & Rocket Center
Madison
Redstone Arsenal
Big Cove



Bridgepoint
Huntsville, AL



Legacy at Jones Farm
Huntsville, AL

Job Growth



1.42%
1.13%
0.77%
2024
2025
2026

Population Growth



1.16%
1.13%
1.04%
2024
2025
2026

2025 Job Growth	
US Average	*1.08%*
Gateway Markets	*1.00%*

2025 Population Growth	
US Average	*0.54%*
Gateway Markets	*0.73%*

Supply Growth



13.86%
4.55%
1.40%
2024
2025
2026

Major Employers

Dynetics (A Leidos Company), NASA, ADTRAN, Siemens, Northrop Grumman

Source: CoStar Q4 2024

Huntsville represents 3.1% of IRT's NOI

Our Markets | Orlando

Community Map



Magnolia Park
Paradise Heights
Clarcona
Lockhart
The Home Depot
Maitland
Winter Park
Fairview Shores
Mead Botanical Garden
Blue Jacket Park
Orlando Science Center
Ocoee
West Oaks Mall
Pine Hills
Harry P Leu Gardens
Orlovista
Orlando
Gotha
Valencia College West Campus
Bill Frederick Park
Windermere
Cypress Grove Park
Conway
Edgewood
Universal Orlando Resort



Serenza at Ocoee Village

Orlando, FL



Millenia 700

Orlando, FL

Job Growth



1.32%
1.73%
1.37%
2024
2025
2026

Population Growth



1.66%
1.36%
1.27%
2024
2025
2026

2025 Job Growth	
US Average	1.08%
Gateway Markets	1.00%

2025 Population Growth	
US Average	0.54%
Gateway Markets	0.73%

Supply Growth



5.17%
5.05%
1.28%
2024
2025
2026

Major Employers

Universal Orlando, Lockheed Martin, Darden, Walt Disney World Resort, Adventist Health System, SeaWorld Entertainment

Source: CoStar Q4 2024

Orlando represents 2.2% of IRT's NOI

OUR MARKETS

IRT Resident Demographics at a Glance[1]

Young, growing resident population benefiting from amenity-rich communities without overextending on rent


48%
Male
Gender Breakdown
52%
Female


80%
Single
Marital Status
20%
Married

Residents make up a diverse job pool

Top Industries of Residents:

1. Services
2. Medical Services
3. Professional
4. Technology
5. Sales

Residents moving to our communities:

22%

are from out-of-state

30%

of those from out-of-state are from either the West Coast, IL or the Northeast

Average Resident Age: 37

Average Rent to Income of Our Newest Residents[2]

21%

(1) All resident demographic data is self-reported by residents. Data as of March 31, 2025.
(2) Data as of the last 90 days ending March 31, 2025.

INDEPENDENCE REALTY TRUST

DEFINITIONS & NON-GAAP FINANCIAL MEASURE RECONCILIATIONS

This presentation may contain non-U.S. generally accepted accounting principals ("GAAP") financial measures. A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures is included in this document and/or IRT's reports filed or furnished with the SEC available at IRT's website www.IRTLIVING.com under Investor Relations. IRT's other SEC filings are also available through this website.

Average Effective Monthly Rent per Unit

Average effective rent per unit represents the average of gross rent amounts, divided by the average occupancy (in units) for the period presented. IRT believes average effective rent per unit is a helpful measurement in evaluating average pricing. This metric, when presented, reflects the average effective rent per month.

Same-Store Average Occupancy

Same-store average occupancy represents the average occupied units for the reporting period divided by the average of total units available for rent for the reporting period.

EBITDA and Adjusted EBITDA

EBITDA is defined as net income before interest expense including amortization of deferred financing costs, income tax expense, and depreciation and amortization expenses. Adjusted EBITDA is EBITDA before certain other non-cash or non-operating gains or losses related to items such as asset sales, debt extinguishments and acquisition related debt extinguishment expenses, casualty losses, and abandoned deal costs. EBITDA and Adjusted EBITDA are each non-GAAP measures. IRT considers each of EBITDA and Adjusted EBITDA to be an appropriate supplemental measure of performance because it eliminates interest, income taxes, depreciation and amortization, and other non-cash or nonoperating gains and losses, which permits investors to view income from operations without these non-cash or non-operating items. IRT's calculation of Adjusted EBITDA differs from the methodology used for calculating Adjusted EBITDA by certain other REITs and, accordingly, IRT's Adjusted EBITDA may not be comparable to Adjusted EBITDA reported by other REITs.

Funds From Operations ("FFO") and Core Funds From Operations ("CFFO")

We believe that FFO and Core FFO ("CFFO"), each of which is a non-GAAP financial measure, are additional appropriate measures of the operating performance of a REIT and us in particular. We compute FFO in accordance with the standards established by the National Association of Real Estate Investment Trusts ("NAREIT"), as net income or loss allocated to common shares (computed in accordance with GAAP), excluding real estate-related depreciation and amortization expense, gains or losses on sales of real estate and the cumulative effect of changes in accounting principles. While our calculation of FFO is in accordance with NAREIT's definition, it may differ from the methodology for calculating FFO utilized by other REITs and, accordingly, may not be comparable to FFO computations of such other REITs.

CFFO is a computation made by analysts and investors to measure a real estate company's operating performance by removing the effect of items that do not reflect ongoing property operations, including depreciation and amortization of other items not included in FFO, and other non-cash or non-operating gains or losses related to items such as casualty (gains) losses, abandoned deal costs, loan premium accretion and discount amortization, debt extinguishment costs, and merger and integration costs from the determination of FFO.

Our calculation of CFFO may differ from the methodology used for calculating CFFO by other REITs and, accordingly, our CFFO may not be comparable to CFFO reported by other REITs. Our management utilizes FFO and CFFO as measures of our operating performance, and believe they are also useful to investors, because they facilitate an understanding of our operating performance after adjustment for certain non-cash or non-recurring items that are required by GAAP to be expensed but may not necessarily be indicative of current operating performance and our operating performance between periods. Furthermore, although FFO, CFFO and other supplemental performance measures are defined in various ways throughout the REIT industry, we believe that FFO and CFFO may provide us and our investors with an additional useful measure to compare our financial performance to certain other REITs. Neither FFO nor CFFO is equivalent to net income or cash generated from operating activities determined in accordance with GAAP. Furthermore, FFO and CFFO do not represent amounts available for management's discretionary use because of needed capital replacement or expansion, debt service obligations or other commitments or uncertainties. Accordingly, FFO and CFFO do not measure whether cash flow is sufficient to fund all of our cash needs, including principal amortization and capital improvements. Neither FFO nor CFFO should be considered as an alternative to net income or any other GAAP measurement as an indicator of our operating performance or as an alternative to cash flow from operating, investing, and financing activities as a measure of our liquidity.

DEFINITIONS & NON-GAAP FINANCIAL MEASURE RECONCILIATIONS

Interest Coverage is a ratio computed by dividing Adjusted EBITDA by interest expense

Net Debt, a non-GAAP financial measure, equals total consolidated debt less cash and cash equivalents and loan premiums and discounts. The following table provides a reconciliation of total consolidated debt to net debt (Dollars in thousands).

We present net debt and net debt to Adjusted EBITDA because management believes it is a useful measure of our credit position and progress toward reducing leverage. The calculation is limited because we may not always be able to use cash to repay debt on a dollar for dollar basis.

	As of				
	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024
Total debt	$ 2,253,957	$ 2,333,683	$ 2,286,694	$ 2,252,559	$ 2,277,098
Less: cash and cash equivalents	(29,056)	(21,228)	(17,611)	(21,034)	(21,275)
Less: loan discounts and premiums, net	(27,454)	(31,721)	(33,970)	(37,253)	(39,804)
Total net debt	$ 2,197,447	$ 2,280,734	$ 2,235,113	$ 2,194,272	$ 2,216,019

Net Operating Income

We believe that Net Operating Income ("NOI"), a non-GAAP financial measure, is a useful supplemental measure of its operating performance. We define NOI as total property revenues less total property operating expenses, excluding depreciation and amortization, casualty related costs and gains, property management expenses, and general and administrative expenses, interest expenses, and net gains on sale of assets.

Other REITs may use different methodologies for calculating NOI, and accordingly, our NOI may not be comparable to other REITs. We believe that this measure provides an operating perspective not immediately apparent from GAAP operating income or net income insofar as the measure reflects only operating income and expense at the property level. We use NOI to evaluate performance on a same-store and non-same store basis because NOI measures the core operations of property performance by excluding corporate level expenses, financing expenses, and other items not related to property operating performance and captures trends in rental housing and property operating expenses. However, NOI should only be used as an alternative measure of our financial performance.

Same-Store Properties and Same-Store Portfolio

We review our same-store portfolio at the beginning of each calendar year. Properties are added into the same-store portfolio if they were owned at the beginning of the previous year. Properties that are held-for-sale or have been sold are excluded from the same-store portfolio. We may also refer to the Same-Store Portfolio as the IRT Same-Store Portfolio.

Total Gross Assets

Total Gross Assets equals total assets plus accumulated depreciation and accumulated amortization, including fully depreciated or amortized real estate and real estate related assets. The following table provides a reconciliation of total assets to total gross assets (dollars in thousands).

	As of				
	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024
Total assets	$ 5,982,254	$ 6,057,919	$ 5,948,204	$ 5,940,261	$ 5,972,848
Plus: accumulated depreciation (a)	789,619	753,539	715,702	674,236	630,743
Plus: accumulated amortization	71,001	70,838	69,958	69,532	69,998
Total gross assets	$ 6,842,874	$ 6,882,296	$ 6,733,864	$ 6,684,029	$ 6,673,589

(a) Includes accumulated depreciation associated with real estate held for sale, as applicable.

DEFINITIONS & NON-GAAP FINANCIAL MEASURE RECONCILIATIONS

Independence Realty Trust Inc.
Reconciliation of Same-Store Net Operating Income to Net Income (loss)
(Dollars in thousands)

	For the Three-Months Ended (a)				
	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024
Reconciliation of same-store net operating income to net income (loss)					
Same-store net operating income	$ 95,595	$ 100,805	$ 95,934	$ 93,831	$ 93,062
Non same-store net operating income	6,047	5,617	3,388	3,390	7,298
Pre-Merger STAR Portfolio NOI	-	-	-	-	-
Other revenue	338	346	275	298	203
Other income (expense), net	(693)	2,729	(703)	(850)	(830)
Property management expenses	(7,826)	(7,379)	(7,379)	(7,666)	(7,499)
General and administrative expenses	(8,406)	(4,856)	(4,765)	(6,244)	(8,381)
Depreciation and amortization expense	(58,725)	(57,742)	(55,261)	(54,127)	(53,721)
Casualty gains (losses), net	115	80	(1,249)	(465)	(2,301)
Interest expense	(19,348)	(19,770)	(18,306)	(17,460)	(20,603)
Gain on sale (loss on impairment) of real estate assets, net	1,496	(20,928)	688	(152)	10,530
Gain (loss) on extinguishment of debt	(67)	(2)	—	—	203
Restructuring costs	—	—	—	—	—
Merger and integration costs	—	—	—	—	—
Net income (loss)	$ 8,526	$ (1,100)	$ 12,620	$ 10,555	$ 17,961

(a) Same store portfolio includes 108 properties, which represents 31,662 units.

FORWARD LOOKING STATEMENTS

This presentation contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements include, but are not limited to, our earnings guidance, and the assumptions underlying such guidance, our planned use of remaining proceeds from our recent sales of common stock on a forward basis, our unsecured notes in a private placement, our expectations with respect to the two properties which we are under contract to acquire, and our expectations with respect to future acquisitions. All statements in this release that address financial and operating performance, events or developments that we expect or anticipate will occur or be achieved in the future are forward-looking statements.

Our forward-looking statements are not guarantees of future performance and involve estimates, projections, forecasts and assumptions, including as to matters that are not within our control, and are subject to risks and uncertainties including, without limitation, risks and uncertainties related to changes in market demand for rental apartment homes and pricing pressures, including from competitors, that could lead to declines in occupancy and rent levels, uncertainty and volatility in capital and credit markets, including changes that reduce availability, and increase costs, of capital, unexpected changes in our intention or ability to repay certain debt prior to maturity, increased costs on account of inflation, increased competition in the labor market, our planned use of proceeds from our recent sales of common stock on a forward basis and our unsecured notes in a private placement, inability to sell certain assets, including those assets designated as held for sale, within the time frames or at the pricing levels expected, failure to achieve expected benefits from the redeployment of proceeds from asset sales, inability or failure to achieve anticipated benefits from future acquisitions, delays in completing, and cost overruns incurred in connection with, our value add initiatives and failure to achieve rent increases and occupancy levels on account of the value add initiatives, unexpected impairments or impairments in excess of our estimates, increased regulations generally and specifically on the rental housing market, including legislation that may regulate rents and fees or delay or limit our ability to evict non-paying residents, risks endemic to real estate and the real estate industry generally, the impact of potential outbreaks of infectious diseases and measures intended to prevent the spread or address the effects thereof, economic conditions, including inflation and recessionary conditions and their related impacts on the real estate industry, U.S. and global trade policies and tensions, including changes in, or the imposition of, tariffs and/or trade barriers and the economic impacts, volatility and uncertainty resulting therefrom, the effects of natural and other disasters, unknown or unexpected liabilities, including the cost of legal proceedings, costs and disruptions as the result of a cybersecurity incident or other technology disruption, including but not limited to a third party's unauthorized access to our data or the data of our residents, unexpected capital needs, inability to obtain appropriate insurance coverages at reasonable rates, or at all, or losses from catastrophes in excess of our insurance coverages, and share price fluctuations. Please refer to the documents filed by us with the SEC, including specifically the "Risk Factors" sections of our Annual Report on Form 10-K for the year ended December 31, 2024, and our other filings with the SEC, which identify additional factors that could cause actual results to differ from those contained in forward-looking statements..

These forward-looking statements are based upon the beliefs and expectations of our management at the time of this release and our actual results may differ materially from the expectations, intentions, beliefs, plans or predictions of the future expressed or implied by such forward-looking statements. We undertake no obligation to update these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except as may be required by law.